UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2024
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 18, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders voted on: (i) the election of eight directors; (ii) amendments to the Articles of Incorporation to replace all supermajority voting standards with majority voting standards; (iii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024; and (iv) a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive Proxy Statement, dated March 7, 2024, for the 2024 Annual Meeting (the “2024 Proxy Statement”).
The final voting results with respect to each of the proposals are set forth below.
Proposal 1. The shareholders elected eight directors to each serve a one-year term expiring at the Company's Annual Meeting of Shareholders to be held in 2025 and until their respective successors are duly elected and qualified.

Name of Nominee	For	Against	Abstentions	Broker Non-Votes
Scott H. Baxter	45,968,068	606,437	104,454	5,583,562
Mary Campbell	46,491,506	99,343	88,110	5,583,562
Ashley D. Goldsmith	45,804,179	786,195	88,585	5,583,562
Robert M. Lynch	46,460,671	128,826	89,462	5,583,562
Andrew E. Page	46,457,920	134,814	86,225	5,583,562
Mark L. Schiller	45,630,046	961,926	86,987	5,583,562
Robert K. Shearer	46,310,825	285,546	82,588	5,583,562
Shelley Stewart, Jr.	44,534,401	2,058,549	86,009	5,583,562
Proposal 2. The shareholders approved amendments to the Company's Articles of Incorporation to replace all supermajority voting standards with majority voting standards.

For	Against	Abstentions	Broker Non-Votes
46,383,081	202,166	93,712	5,583,562
Proposal 3. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024.

For	Against	Abstentions	Broker Non-Votes
52,018,114	140,241	104,166	0
Proposal 4. The shareholders approved the compensation of the Company’s named executive officers as disclosed in the 2024 Proxy Statement on a non-binding advisory basis.

For	Against	Abstentions	Broker Non-Votes
44,352,382	2,156,306	170,271	5,583,562
Further information concerning the matters voted upon at the 2024 Annual Meeting is contained in the 2024 Proxy Statement.
Item 8.01. Other Events.
On April 19, 2024, Kontoor Brands, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.50 per share of its common stock, payable on June 20, 2024, to shareholders of record at the close of business on June 10, 2024. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Kontoor Brands, Inc., as amended through April 18, 2024.
99.1	Press release issued by Kontoor Brands, Inc. dated April 19, 2024, announcing the quarterly dividend.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: April 19, 2024	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, General Counsel & Secretary